UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Core Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 9/30/06

FORM N-CSR

ITEM 1.REPORTS TO STOCKHOLDERS.

Seligman
Core Fixed Income Fund, Inc.

Annual Report
September 30, 2006

Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk and Secondly,
Capital Appreciation

J. & W. Seligman & Co.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising stocks and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30
Directors and Officers	31
Additional Fund Information	34

To The Shareholders

On September 21, 2006, the Board of Directors of Seligman Investment Grade Fixed Income Fund approved amendments to the Fund’s principal investment strategies, which will take effect on December 1, 2006. As a result of the approved amendments, the Board changed the name of the Fund to Seligman Core Fixed Income Fund, Inc. and appointed J. Eric Misenheimer as the Fund’s Co-Portfolio Manager. Effective December 1, 2006, the Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment-grade fixed-income securities and may invest up to 30% in non-investment grade, high-yield securities.

Your annual report for Seligman Core Fixed Income Fund follows this letter. The report contains a discussion with your Portfolio Managers, Francis L. Mustaro and J. Eric Misenheimer, as well as the Fund’s investment results, financial statements, and portfolio of investments.

For the fiscal year ended September 30, 2006, Seligman Core Fixed Income Fund posted a total return of 2.31% based on the net asset value of Class A shares, excluding the effect of any sales charge. For the same period, the Lehman Brothers Government/Credit Index, posted a total return of 3.33%, the Lehman Brothers U.S. Universal Index posted a total return of 4.08%, and the Lipper Corporate Debt BBB-rated Funds Average posted a total return of 3.51%.

We appreciate your continued support of Seligman Core Fixed Income Fund and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

November 29, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

General Counsel
Sullivan & Cromwell LLP

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
		(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Francis L. Mustaro and J. Eric Misenheimer

Q:	How did Seligman Core Fixed Income Fund perform for the fiscal year ended September 30, 2006?

A:

For the fiscal year ended September 30, 2006, Seligman Core Fixed Income Fund posted a total return of 2.31% based on the net asset value of Class A shares (excluding the effect of any sales charges). During the same period, the Lehman Brothers Government/Credit Index returned 3.32%, the Lehman Brothers U.S. Universal Index returned 4.08%, and the Lipper Corporate Debt BBB-Rated Funds Average returned 3.51%.

Q:	What market conditions and events materially affected the Fund for the one-year period ended September 30, 2006?

A:

The Federal Reserve was actively engaged in tightening monetary policy for most of the period, increasing the federal funds rate, the rate banks charge each other on overnight loans, from 3.75% at the beginning of the fiscal period to 5.25% by the end of June. Despite this uptick in short-term US interest rates, longer-term rates, for the most part, remained relatively unchanged, which led to further yield curve flattening. The Fed halted its series of consecutive rate increases in August and has held steady at each meeting of the Federal Open Market Committee since.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

The Fund’s duration was an area of investment focus for the first half of the year. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. A portfolio with a shorter duration would typically demonstrate less sensitivity to fluctuations in interest rates. The Fund was defensively positioned with a shorter duration in anticipation that longer-term interest rates would move up as the Fed increased shorter-term rates. However, longer-term rates did not react as broadly anticipated and the portfolio’s shorter duration negatively impacted the Fund’s performance earlier in the period.

One of our investment philosophies is to avoid taking large duration risks on a frequent basis, as it is extremely difficult to capture how interest rates will move over a given period of time. We may lengthen or shorten duration somewhat, to take advantage of a perceived trend in rates, and we may structure the Fund’s portfolio to lean in the direction of a yield curve flattening or steepening. The portfolio is currently positioned for a flattening curve, though only modestly, as we do not anticipate a recession or a genuine trend developing for lower rates.

The biggest change in the portfolio during the period was to increase the allocation to spread products (fixed income securities that offer more yield than comparable US Treasury securities) as we believe we are in a relatively stable environment with fairly low volatility. In particular, we have increased the Fund’s exposure to asset-backed and mortgage-backed securities. We believe these securities typically do not have the same credit risk as corporate bonds, while offering attractive liquidity and increased spread to the portfolio. Accordingly, the sustained low level of US market volatility has contributed to positive returns for mortgage-backed securities and corporate bonds, contributing positively to Fund performance.

Interview With Your Portfolio Managers
Francis L. Mustaro and J. Eric Misenheimer

We believe the high-grade credit sector, overall, presents higher risk, given the current amount of leveraged buyout and restructuring activity in the marketplace. There has been a great deal of pressure on corporations with high cash flow or relatively light debt levels to pay out special dividends, increase dividends, or engage in large stock repurchases in order to increase returns to shareholders. This type of shareholder-friendly activity can lead to more debt-heavy balance sheets as available cash is used, which is disadvantageous to the debt holders. Additionally, large pools of private equity devoted to corporate buyouts have been accumulated. We believe this may present a potential threat to bondholders, as we have seen ratings and valuations deteriorate in anticipation of leveraged situations. As a result, the portfolio maintains a broad diversification policy, and we have been adding our credit sensitive issues on a name-by-name, bottom-up basis with an eye toward avoiding such risks where possible.

Sectors we have overweighted include real estate investment trusts (REITs) and property and casualty-related and general insurance-related companies. Investing in REITs allows us the opportunity to own debt that typically has more protective covenants than other issuers allow in a sector with healthy fundamentals. The Fund benefited from its exposure to both sectors as the real estate market demonstrated continued strength throughout the period, and the relatively uneventful passing of the hurricane season, combined with strong financial trends, enabled the insurance sector to stand out by late summer.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Core Fixed Income Fund is co-managed by the Seligman Investment Grade Team, headed by Francis L. Mustaro, and the Seligman High-Yield Team, headed by J. Eric Misenheimer. Messrs. Mustaro and Misenheimer are assisted in the management of the Fund by seasoned research professionals who identify securities through a combination of macro-economic analysis of the fixed-income market with fundamental research into individual securities in order to seek a high level of current income with a secondary objective of capital appreciation. Team members include Michael Hunt (trader), Paul Langlois, Paul Pertusi, Henry Rose, and Sau Lin Wu (trader).

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Core Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares.

Since the Fund’s inception, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fee and distribution and service (12b-1) fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2007. Absent such reimbursements, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, with the 2% contingent deferred sales charge (“CDSC”), Class C shares, with the initial 1% maximum sales charge, and Class D shares, without CDSC, to $10,000 investments made in the Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Universal Index since the commencement of operations on October 1, 2001 through September 30, 2006. The performance of Class I and Class R shares, which commenced on later dates, and of Class A, Class B, Class C, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class I and Class R shares will differ from the performance shown for Class A, Class B, Class C, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns

For Periods Ended September 30, 2006

		Average Annual
	Six Months*	One Year	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(1.95)%	(2.59)%	2.42%	n/a	n/a
Without Sales Charge	2.98	2.31	3.44	n/a	n/a
Class B
With CDSC†	(2.40)	(3.35)	2.32	n/a	n/a
Without CDSC	2.60	1.57	2.68	n/a	n/a
Class C
With Sales Charge and CDSC††	0.58	(0.41)	2.47	n/a	n/a
Without Sales Charge and CDSC	2.59	1.55	2.67	n/a	n/a
Class D
With 1% CDSC	1.75	0.59	n/a	n/a	n/a
Without CDSC	2.75	1.57	2.68	n/a	n/a
Class I	3.25	2.56	n/a	3.72%	n/a
Class R
With 1% CDSC	2.13	1.22	n/a	n/a	n/a
Without CDSC	3.13	2.20	n/a	n/a	1.86%
Benchmarks‡
Lehman Brothers Government/Credit Index	3.77	3.33	4.92	4.95	3.72
Lehman Brothers U.S. Universal Index	3.78	4.08	5.35	5.38	4.06
Lipper Corporate Debt BBB-Rated Funds Average	3.57	3.51	5.58	5.49	4.27

See footnotes on page 6.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	9/30/06	3/31/06	9/30/05
Class A	$7.03	$6.97	$7.15
Class B	7.03	6.97	7.15
Class C	7.03	6.97	7.15
Class D	7.03	6.96	7.15
Class I	7.03	6.96	7.15
Class R	7.04	6.96	7.15

Dividend Per Share and Yield Information
 For Periods Ended September 30, 2006

Dividendsø	SEC 30-Day Yieldøø
$0.279	4.04%
0.227	3.50
0.226	3.44
0.228	3.49
0.295	4.47
0.261	4.30

Effective Weighted Average Life[1] 7.6 years

Portfolio Composition			Ratings#

	Percent of Total		September 30, 2006
	9/30/06	9/30/05	Aaa	63.8%
US Government Securities	35.6%	37.1%	Aa	7.3
Government Agency Securities	9.4	11.2	A	14.3
Government Agency Mortgage-			Baa	13.7
Backed Securities	12.3	1.5	Ba	0.9
Corporate Bonds	33.7	36.4	Total	100.0%
Collateralized Mortgage Obligations	3.9	—
Asset-Backed Securities	2.2	—
Short-Term Holdings	2.9	13.8
Total	100.0%	100.0%

*	Returns for periods of less than one year are not annualized.
†	The CDSC is 5% for periods of one year or less and 2% since inception.
††	The CDSC is 1% for periods of 18 months or less.
#
Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at September 30, 2006. Holdings and credit ratings are subject to change.

‡
The Lehman Brothers Government/Credit Index, the Lehman Brothers U.S. Universal Index and the Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Brothers Government/Credit Index is composed of investment-grade bonds (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lehman Brothers U.S. Universal Index is composed of US dollar-denominated, taxable bonds that are rated either investment-grade or below investment grade. The Lipper Average measures the performance of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Lehman Indices exclude the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest in an index or average.

[1]	The average time to principal payments, in years, weighted based on principal.
ø	Represents per share amount paid or declared for the year ended September 30, 2006.
øø
Current yield, representing the annualized yield for the 30-day period ended September 30, 2006, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R
3.92%	3.38%	3.32%	3.38%	4.47%	4.30%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2006 and held for the entire six-month period ended September 30, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 4/1/06	Annualized Expense Ratio*	Ending Account Value 9/30/06	Expenses Paid During Period** 4/1/06 to 9/30/06	Ending Account Value 9/30/06	Expenses Paid During Period** 4/1/06 to 9/30/06
Class A	$1,000.00	1.25%	$1,029.80	$6.36	$1,018.80	$6.33
Class B	1,000.00	2.00	1,026.00	10.16	1,015.04	10.10
Class C	1,000.00	2.00	1,025.90	10.16	1,015.04	10.10
Class D	1,000.00	2.00	1,027.50	10.17	1,015.04	10.10
Class I	1,000.00	1.00	1,032.50	5.10	1,020.05	5.06
Class R	1,000.00	1.50	1,031.30	7.64	1,017.55	7.59

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each Share class and its fees, expenses and sales charges. The Manager has contractually undertaken to reimburse expenses other than the management fee and 12b-1 fees to the extent that they exceed 0.50% per annum of average daily net assets through at least January 31, 2007. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period April 1, 2006 to September 30, 2006, multiplied by the average account value over the period, multiplied by 183/365 (number of days in the period).

Portfolio of Investments September 30, 2006

	Principal Amount	Value
US Government and Government Agency Securities 58.7%
US Government Securities 36.5%
US Treasury Bonds:
8.125%, 8/15/2021	$345,000	$464,942
5.375%, 2/15/2031	1,440,000	1,555,763
4.5%, 2/15/2036	1,010,000	968,101
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	220,418	215,424
2.5%, 7/15/2016	181,363	185,047
US Treasury Notes:
4.25%, 11/30/2007	620,000	615,762
4.375%, 1/31/2008	1,560,000	1,551,227
4.875%, 4/30/2008	180,000	180,316
4.5%, 2/15/2009	775,000	772,488
4.875%, 8/15/2009	145,000	146,031
3.5%, 2/15/2010	1,125,000	1,086,724
4.875%, 7/31/2011	105,000	106,251
4.625%, 8/31/2011	120,000	120,169
5.125%, 5/15/2016	1,000,000	1,037,657
4.875%, 8/15/2016	1,830,000	1,865,171
Total US Government Securities		10,871,073
Government Agency Securitiesø 9.6%
Fannie Mae:
5.4%, 4/13/2009	740,000	740,176
5.5%, 2/22/2011	905,000	905,589
Freddie Mac:
5.4%, 2/28/2011	450,000	450,095
5.2%, 3/5/2019	785,000	764,895
Total Government Agency Securities		2,860,755
Government Agency Mortgage-Backed Securities††ø 12.6%
Fannie Mae:
7%, 7/1/2008	13,269	13,375
7%, 2/1/2012	9,051	9,123
6.5%, 5/1/2017	41,591	42,532
5.5%, 2/1/2018	81,575	81,742
7%, 1/1/2032	46,512	47,900
7%, 5/1/2032	90,297	92,986
5.5%, 10/1/2035	268,211	264,457
5.384%, 2/1/2036#	700,746	701,228

See footnotes on page 12.

Portfolio of Investments September 30, 2006

	Principal Amount	Value
Fannie Mae: (continued)
5.355%, 4/1/2036#	$242,756	$240,731
6%, 8/1/2036#	424,897	429,544
6.125%, 8/1/2036#	544,363	550,487
6%, 9/1/2036#	300,000	301,477
TBA 6.5%, 10/2006	685,000	697,630
Freddie Mac Gold TBA 5%, 10/2006	285,000	274,134
Total Government Agency Mortgage-Backed Securities		3,747,346
Total US Government and Government Agency Securities (Cost $17,289,142)		17,479,174
Corporate Bonds 34.5%
Air Freight and Logistics 1.3%
FedEx 5.5%, 8/15/2009	375,000	377,656
Beverages 0.4%
Anheuser-Busch 7.55%, 10/1/2030	90,000	111,419
Capital Markets 3.6%
Ameriprise Financial 5.35%, 11/15/2010	295,000	296,287
Bear Stearns 5.7%, 11/15/2014	150,000	152,396
Goldman Sachs Group 5.35%, 1/15/2016	110,000	108,164
Lehman Brothers Holdings 5.75%, 5/17/2013	265,000	270,076
Morgan Stanley 5.625%, 1/9/2012	240,000	243,384
		1,070,307
Commercial Banks 2.4%
KeyCorp 5.571%, 6/2/2008#	140,000	140,382
Republic New York 5.875%, 10/15/2008	175,000	177,054
US Bank 6.375%, 8/1/2011	140,000	147,088
Wachovia 5.7%, 8/1/2013	120,000	122,915
Wells Fargo Bank 5.75%, 5/16/2016	115,000	118,250
		705,689
Consumer Finance 1.0%
Nissan Motor Acceptance 5.625%, 3/14/2011†	315,000	316,651
Diversified Financial Services 4.7%
Bank of America:
5.375%, 8/15/2011	270,000	272,649
6.25%, 4/15/2012	265,000	278,428
CIT Group 4.75%, 8/15/2008	205,000	203,369
Citigroup:
5.1%, 9/29/2011	110,000	109,785
5.85%, 8/2/2016	240,000	248,516
See footnotes on page 12.

Portfolio of Investments September 30, 2006

	Principal Amount	Value
Diversified Financial Services (continued)
JPMorgan Chase 5.875%, 3/15/2035	$125,000	$127,231
Western Union 5.93%, 10/1/2016†	175,000	176,771
		1,416,749
Diversified Telecommunication Services 1.6%
BellSouth 5.2%, 9/15/2014	325,000	313,754
Telecom Italia Capital 6.2%, 7/18/2011	170,000	172,195
		485,949
Electric Utilities 3.8%
Carolina Power & Light 5.25%, 12/15/2015	245,000	241,333
Commonwealth Edison 3.7%, 2/1/2008	140,000	136,842
FPL Group Capital 6.35%, 10/1/2066#	90,000	91,275
MidAmerican Energy Holdings 6.125%, 4/1/2036†	170,000	172,425
Ohio Power 6%, 6/1/2016	165,000	169,758
San Diego Gas & Electric 6%, 6/1/2026	130,000	135,332
Tampa Electric 6.55%, 5/15/2036	165,000	177,220
		1,124,185
Food and Staples Retailing 1.0%
Wal-Mart Stores 6.875%, 8/10/2009	280,000	293,413
Household Products 0.3%
Procter & Gamble 5.5%, 2/1/2034	90,000	90,056
Insurance 2.0%
CNA Financial 6%, 8/15/2011	340,000	345,122
Endurance Specialty Holdings 6.15%, 10/15/2015	175,000	172,877
Hartford Financial Services Group 5.95%, 10/15/2036	70,000	70,242
		588,241
Media 1.1%
Comcast:
5.9%, 3/15/2016	225,000	225,507
6.45%, 3/15/2037	100,000	100,381
		325,888
Multi-Utilities 0.4%
Consolidated Edison 5.5%, 9/15/2016	125,000	125,585
Oil, Gas and Consumable Fuels 2.2%
Anadarko Petroleum 6.45%, 9/15/2036	90,000	92,236
ConocoPhillips Australia Funding 5.5%, 4/15/2013	205,000	208,010
Pemex Project Funding 8%, 11/15/2011	330,000	363,165
		663,411

See footnotes on page 12.

Portfolio of Investments September 30, 2006

	Principal Amount	Value
Pharmaceuticals 0.3%
Abbott Laboratories 5.875%, 5/15/2016	$85,000	$88,217
Real Estate Investment Trusts 2.4%
AvalonBay Communities 5.75%, 9/15/2016	180,000	182,137
iStar Financial 5.95%, 10/15/2013†	180,000	181,167
Nationwide Health Properties 6.5%, 7/15/2011	340,000	348,025
		711,329
Real Estate Management and Development 1.7%
AMB Property 5.9%, 8/15/2013	170,000	172,902
ERP Operating 5.2%, 4/1/2013	340,000	335,019
		507,921
Thrifts and Mortgage Finance 2.4%
Countrywide Funding 5.625%, 7/15/2009	445,000	449,481
PMI Group 6%, 9/15/2016	125,000	126,819
Residential Capital 6.375%, 6/30/2010	135,000	136,702
		713,002
Wireless Telecommunication Services 1.9%
Nextel Partners 8.125%, 7/1/2011	240,000	252,645
Sprint Capital 8.75%, 3/15/2032	50,000	61,149
Verizon Communications 5.35%, 2/15/2011	250,000	250,908
		564,702
Total Corporate Bonds (Cost $10,091,865)		10,280,370
Collateralized Mortgage Obligations†† 4.0%
Commercial Banks 1.6%
Wells Fargo 4.733%, 7/25/2034#	478,615	466,541
Thrifts and Mortgage Finance 2.4%
Indymac Index Mortgage Loan Trust 6.213%, 3/25/2036#	708,805	719,606
Total Collateralized Mortgage Obligations (Cost $1,172,074)		1,186,147
Asset-Backed Securities†† 2.3%
Household Durables 1.5%
Centex Home Equity 7.38%, 12/25/2032#	437,324	438,074
Thrifts and Mortgage Finance 0.8%
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032#	247,616	239,658
Total Asset-Backed Securities (Cost $675,115)		677,732

See footnotes on page 12.

Portfolio of Investments September 30, 2006

	Principal Amount	Value
Short-Term Holdings 3.0%
Commercial Paper 2.0%
AIG Funding 5.25%, 10/25/2006	$430,000	$429,313
American Express Credit 4.8375%, 11/1/2006	165,000	164,290
		593,603
Repurchase Agreement 1.0%
State Street Bank, 4.55%, dated 9/29/06, maturing 10/2/06, in the amount of $295,112, collateralized by: $250,000 US Treasury Notes 7.25%, 5/15/2016, with a fair market value of $306,357	295,000	295,000
Total Short-Term Holdings (Cost $888,603)		888,603
Total Investments (Cost $30,116,799) 102.5%		30,512,026
Other Assets Less Liabilities (2.5)%		(740,330)
Net Assets 100.0%		$29,771,696

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed, collateralized mortgage and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at September 30, 2006.
TBA — To-be-announced.
See Notes to Financial Statements.

Statement of Assets and Liabilities September 30, 2006

Assets:
Investments, at value:
US Government and Government agency securities (Cost $17,289,142)	$17,479,174
Corporate bonds (Cost $10,091,865)	10,280,370
Collateralized mortgage obligations (Cost $1,172,074)	1,186,147
Asset-backed securities (Cost $675,115)	677,732
Short-term holdings (Cost $888,603)	888,603
Total investments (Cost $30,116,799)	30,512,026
Cash	17,458
Receivable for securities sold	313,215
Interest receivable	269,696
Receivable for Capital Stock sold	84,625
Expenses prepaid to shareholder service agent	2,391
Receivable from the Manager (Note 3)	1,258
Other	35,534
Total Assets	31,236,203

Liabilities:
Payable for securities purchased	1,220,935
Payable for Capital Stock repurchased	118,077
Dividends payable	44,475
Management fee payable	12,118
Distribution and service (12b-1) fees payable	7,087
Accrued expenses and other	61,815
Total Liabilities	1,464,507
Net Assets	$29,771,696
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 4,234,612 shares outstanding):
Class A	$2,228
Class B	268
Class C	203
Class D	213
Class I	1,319
Class R	4
Additional paid-in capital	30,765,371
Dividends in excess of net investment income	(6,193)
Accumulated net realized loss	(1,386,944)
Net unrealized appreciation of investments	395,227
Net Assets	$29,771,696
Net Asset Value Per Share:
Class A ($15,662,573 ÷ 2,227,768 shares)	$7.03
Class B ($1,884,938 ÷ 268,084 shares)	$7.03
Class C ($1,429,370 ÷ 203,263 shares)	$7.03
Class D ($1,499,132 ÷ 213,321 shares)	$7.03
Class I ($9,270,387 ÷ 1,318,581 shares)	$7.03
Class R ($25,296 ÷ 3,595 shares)	$7.04

See Notes to Financial Statements.

Statement of Operations For the Year Ended September 30, 2006

Investment Income:
Interest	$1,452,567
Expenses:
Management fee	140,919
Registration	92,199
Shareholder account services	91,453
Distribution and service (12b-1) fees	86,206
Auditing and legal fees	45,999
Custody and related services	31,191
Shareholder reports and communications	30,085
Directors’ fees and expenses	6,335
Miscellaneous	5,749
Total Expenses Before Reimbursement	530,136
Reimbursement of expenses (Note 3)	(162,046)
Total Expenses After Reimbursement	368,090
Net Investment Income	1,084,477
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,031,505)
Net change in unrealized depreciation of investments	583,874
Net Loss on Investments	(447,631)
Increase in Net Assets from Operations	$636,846

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Operations:
Net investment income	$1,084,477	$740,467
Net realized loss on investments	(1,031,505)	(28,751)
Net change in unrealized depreciation of investments	583,874	(420,263)
Increase in Net Assets from Operations	636,846	291,453
Distributions to Shareholders:
Dividends from net investment income:
Class A	(580,247)	(403,737)
Class B	(75,775)	(72,672)
Class C	(41,912)	(34,038)
Class D	(37,200)	(29,840)
Class I	(349,263)	(200,105)
Class R	(80)	(75)
Total	(1,084,477)	(740,467)
Dividends in excess of net investment income:
Class A	(12,500)	(31,917)
Class B	(2,042)	(7,897)
Class C	(1,121)	(3,670)
Class D	(991)	(3,336)
Class I	(7,065)	(14,398)
Class R	(2)	(7)
Total	(23,721)	(61,225)
Decrease in Net Assets from Distributions	(1,108,198)	(801,692)
Capital Share Transactions:
Net proceeds from sales of shares	3,818,830	4,433,449
Investment of dividends	975,248	695,607
Exchanged from associated funds	3,172,880	2,675,074
Total	7,966,958	7,804,130
Cost of shares repurchased	(4,355,200)	(6,015,025)
Exchanged into associated funds	(1,008,069)	(4,498,174)
Total	(5,363,269)	(10,513,199)
Increase (Decrease) in Net Assets from Capital Share Transactions	2,603,689	(2,709,069)
Increase (Decrease) in Net Assets	2,132,337	(3,219,308)
Net Assets:
Beginning of year	27,639,359	30,858,667
End of year (net of dividends in excess of net investment income of $6,193 and $13,785, respectively)	$29,771,696	$27,639,359

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Core Fixed Income Fund, Inc., formerly, Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield

Notes to Financial Statements

curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above.

f.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of such sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

Notes to Financial Statements

h.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fee and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through at least January 31, 2007. For the year ended September 30, 2006, the amount of expenses reimbursed by the Manager to the Fund was $162,046. At September 30, 2006, the Manager owed the Fund $1,258 relating to the reimbursement.

For the year ended September 30, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and Seligman Services, Inc., each an affiliate of the Manager, received in the aggregate commissions and concessions of $601 from sales of Class A and Class C shares. Commissions of $2,908 and $129 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2006, fees incurred under the Plan aggregated $36,903 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $24,199, $13,323, $11,771 and $10, respectively.

The Distributor and Seligman Services, Inc. are eligible to receive distribution and service fees pursuant to the Plan. For the year ended September 30, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $1,141.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended September 30, 2006, such charges amounted to $806. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to third parties.

For the year ended September 30, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $91,453 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder

Notes to Financial Statements

services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of September 30, 2006, the Fund’s potential obligation under the Guaranties is $7,000. As of September 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $917 was paid to the participating director in January 2006. As of September 30, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of participating banks. For the year ended September 30, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term holdings, for the year ended September 30, 2006, amounted to $76,433,727 and $79,901,927, respectively; purchases and sales of US Government and Government agency securities were $143,832,691 and $133,389,844, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the

Notes to Financial Statements

year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At September 30, 2006, the cost of investments for federal income tax purposes was $30,124,652. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $1,660 and the amortization of premiums for financial reporting purposes of $6,193.

At September 30, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$405,558
Gross unrealized depreciation of portfolio securities	(18,184)
Net unrealized appreciation of portfolio securities	387,374
Undistributed ordinary income	44,475
Capital loss carryforwards	(528,296)
Timing differences (post-October losses)	(856,988)
Total accumulated losses	$(953,435)

The tax characterization of distributions paid was as follows:

	Year Ended September 30,
	2006	2005
Ordinary income	$1,108,198	$801,692

At September 30, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $528,296, which are available for offset against future taxable net capital gains, with $33,578 expiring in 2012, $104,220 expiring in 2013, and $390,498 expiring in 2014. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to October 1, 2006, the recognition for tax purposes of net losses of $856,988 realized on sales of investments after October 31, 2005. These losses will be available to offset future taxable net gains.

7.	Transactions in Capital Stock — At September 30, 2006, the Fund had authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended September 30,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	169,345	$1,187,790	199,557	$1,448,801
Investment of dividends	71,107	496,950	50,814	368,181
Exchanged from associated funds	234,398	1,643,833	115,187	835,958
Converted from Class B*	91,083	636,147	28,501	206,637
Total	565,933	3,964,720	394,059	2,859,577
Cost of shares repurchased	(254,308)	(1,779,557)	(455,460)	(3,313,822)
Exchanged into associated funds	(81,180)	(569,798)	(275,622)	(2,004,060)
Total	(335,488)	(2,349,355)	(731,082)	(5,317,882)
Increase (decrease)	230,445	$1,615,365	(337,023)	$(2,458,305)

See footnote on page 21.

Notes to Financial Statements

	Year Ended September 30,
	2006		2005
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	5,629	$39,378	12,572	$90,617
Investment of dividends	8,132	56,979	7,570	54,855
Exchanged from associated funds	97,068	679,813	135,652	984,389
Total	110,829	776,170	155,794	1,129,861
Cost of shares repurchased	(152,304)	(1,066,984)	(163,286)	(1,183,651)
Exchanged into associated funds	(34,146)	(239,981)	(108,788)	(785,816)
Converted to Class A*	(91,034)	(635,803)	(28,491)	(206,565)
Total	(277,484)	(1,942,768)	(300,565)	(2,176,032)
Decrease	(166,655)	$(1,166,598)	(144,771)	$(1,046,171)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	6,590	$46,067	17,809	$129,355
Investment of dividends	5,240	36,629	4,188	30,339
Exchanged from associated funds	41,978	290,065	59,747	433,247
Total	53,808	372,761	81,744	592,941
Cost of shares repurchased	(47,382)	(332,944)	(66,265)	(482,065)
Exchanged into associated funds	(14,039)	(98,663)	(33,045)	(239,144)
Total	(61,421)	(431,607)	(99,310)	(721,209)
Decrease	(7,613)	$(58,846)	(17,566)	$(128,268)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	43,497	$302,952	76,588	$556,877
Investment of dividends	4,927	34,424	4,338	31,462
Exchanged from associated funds	76,573	535,485	55,721	403,652
Total	124,997	872,861	136,647	991,991
Cost of shares repurchased	(57,652)	(404,079)	(81,770)	(594,141)
Exchanged into associated funds	(14,156)	(99,627)	(199,590)	(1,450,820)
Total	(71,808)	(503,706)	(281,360)	(2,044,961)
Increase (decrease)	53,189	$369,155	(144,713)	$(1,052,970)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	319,336	$2,242,149	304,480	$2,207,111
Investment of dividends	50,141	350,209	29,097	210,713
Total	369,477	2,592,358	333,577	2,417,824
Cost of shares repurchased	(111,395)	(771,486)	(60,932)	(441,271)
Increase	258,082	$1,820,872	272,645	$1,976,553

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the converted from Class B amount.

Notes to Financial Statements

	Year Ended September 30,
	2006		2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	21	$150	85	$616
Investment of dividends	8	57	8	57
Exchanged from associated funds	3,369	23,684	2,442	17,828
Total	3,398	23,891	2,535	18,501
Cost of shares repurchased	(21)	(150)	(10)	(75)
Exchanged into associated funds	—	—	(2,519)	(18,334)
Total	(21)	(150)	(2,529)	(18,409)
Increase	3,377	$23,741	6	$92

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Core Fixed Income Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such

Notes to Financial Statements

information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal actions or possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended September 30,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.27	0.20	0.17	0.18	0.23
Net realized and unrealized gain (loss) on investments	(0.11)	(0.12)	(0.06)	0.17	0.29
Total from Investment Operations	0.16	0.08	0.11	0.35	0.52
Less Distributions:
Dividends from net investment income	(0.27)	(0.20)	(0.17)	(0.18)	(0.23)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.28)	(0.22)	(0.30)	(0.28)	(0.25)
Net Asset Value, End of Year	$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.31%	1.06%	1.52%	4.94%	7.48%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,663	$14,288	$17,008	$15,055	$6,906
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	3.90%	2.76%	2.29%	2.46%	3.18%
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.03%	2.20%	2.27%	2.50%	5.52%
Ratio of net investment income (loss) to average net assets	3.12%	1.81%	1.27%	1.21%	(1.09)%

See footnotes on page 29.

Financial Highlights

CLASS B
	Year Ended September 30,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Year	$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	1.57%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,885	$3,110	$4,223	$4,441	$3,041
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 29.

Financial Highlights

CLASS C
	Year Ended September 30,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Year	$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	1.55%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,429	$1,509	$1,665	$1,862	$636
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 29.

Financial Highlights

CLASS D
	Year Ended September 30,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Year	$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	1.57%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,499	$1,145	$2,221	$2,149	$1,179
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 29.

Financial Highlights

CLASS I
	Year Ended September 30,
	2006	2005	2004	2003	11/30/01** to 9/30/02

Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.13
Income (Loss) from Investment Operations:
Net investment income	0.29	0.21	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.11)	(0.12)	(0.06)	0.17	0.30
Total from Investment Operations	0.18	0.09	0.12	0.37	0.50
Less Distributions:
Dividends from net investment income	(0.29)	(0.21)	(0.18)	(0.20)	(0.20)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.30)	(0.23)	(0.31)	(0.30)	(0.22)
Net Asset Value, End of Period	$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.56%	1.30%	1.76%	5.26%	7.19%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$ 9,270	$ 7,586	$ 5,740	$ 3,715	$ 1,709
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	1.00%	1.00	%*
Ratio of net investment income to average net assets	4.15%	3.01%	2.56%	2.71%	3.37	%*
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53%	253.47	%††
Without expense reimbursement:†
Ratio of expenses to average net assets	1.09%	1.12%		1.08%	5.10	%*
Ratio of net investment income (loss) to average net assets	4.06%	2.89%		2.63%	(0.73	)%*

See footnotes on page 29.

Financial Highlights

CLASS R
	Year Ended September 30,
	2006	2005	2004	4/30/03** to 9/30/03

Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.42
Income (Loss) from Investment Operations:
Net investment income	0.26	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	(0.11)	(0.12)	(0.06)	0.09
Total from Investment Operations	0.15	0.06	0.09	0.15
Less Distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.15)	(0.06)
Dividends in excess of net investment income	ø	(0.02)	(0.04)	(0.03)
Distributions from net realized capital gain	—	—	(0.09)	—
Total Distributions	(0.26)	(0.20)	(0.28)	(0.09)
Net Asset Value, End of Period	$7.04	$7.15	$7.29	$7.48

Total Return	2.20%	0.88%	1.31%	1.98%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$25	$2	$2	$2
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50	%*
Ratio of net investment income to average net assets	3.65%	2.51%	2.04%	1.94	%*
Portfolio turnover rate	795.65%	444.20%	249.13%	508.53	%†††
Without expense reimbursement:†
Ratio of expenses to average net assets	2.28%	2.45%	2.52%	1.69	%*
Ratio of net investment income to average net assets	2.87%	1.56%	1.02%	1.75	%*

*	Annualized.

**	Commencement of offering of shares.

†	Since the Fund’s inception, the Manager has contractually undertaken to reimburse expenses other than management fee and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2007.

††	For the year ended September 30, 2002.

†††	For the year ended September 30, 2003.

ø	Less than + or – $0.005.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Core Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Core Fixed Income Fund, Inc. (formerly, Seligman Investment Grade Fixed Income Fund, Inc.) (the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Core Fixed Income Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 29, 2006

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Core Fixed Income Fund, Inc., is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3] • Director: 2001 to Date • Oversees 59 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 33.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (74)[2,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (68)* • Director and Chairman of the Board: 2001 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proponents for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (54)* • Director, President, and Chief Executive Officer: 2001 to Date • Oversees 59 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†.
J. Eric Misenheimer (43) • Vice President and Co-Portfolio Manager: September 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund; Vice President and Co-Portfolio Manager, Seligman Income and Growth Fund, Inc. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments and management team leader, Northern High Yield Fixed Income Fund.

See footnotes on page 33.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Francis L. Mustaro (56) • Vice President and Portfolio Manager: April 2006 to Date
Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Cash Management Fund, Inc.; Vice President, Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund; Vice President, Seligman Portfolios Inc. and Portfolio Manager of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio; Vice President and Co-Portfolio Manager, Seligman Income and Growth Fund, Inc. Formerly, Managing Director and Director, Citigroup Asset Management, and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (48) • Vice President: 2001 to Date
Managing Director, Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President and Treasurer: 2001 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 2001 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

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ITEM 2.	CODE OF ETHICS.

As of September 30, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$24,310	$23,150
Audit-Related Fees	—	—
Tax Fees	2,500	2,350
All Other Fees	—	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$129,300	$120,630
Tax Fees	12,990	13,903
All Other Fees	—	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e)(1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) — (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $144,790 and $138,814, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CORE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: December 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: December 7, 2006

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: December 7, 2006

SELIGMAN CORE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.